Exhibit 27-(r): Powers of Attorney
POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 3rd day of April, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Richard M. Conley
Richard M. Conley

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director, President and Chief Executive Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 25th day of April, March, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ James R. Gelder
James R. Gelder

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 25th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Ulric Haynes, Jr.
Ulric Haynes, Jr.

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 29th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Randy Lowery
P. Randall Lowery

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 26th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Fioravante G. Perrotta
Fioravante G. Perrotta, Director

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Charles B. Updike, Director
Charles B. Updike

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 27th day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Mark Tullis
Mark Tullis

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 23rd day of March, 2002, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Ross M. Weale
Ross M. Weale

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 5th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Allan Baker
Allan Baker

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below, my true and lawful attorney, with full power to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director, Senior Vice President and Chief Financial Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie.
Registration Statement filed under the Securities Act of 1933:
333-52358	333-47527

Registration Statements filed under the Investment Company Act of 1940:
811-03427

I hereby ratify and confirm on this 6thday of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Chris D. Schreier
Chris D. Schreier

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 11th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Robert William Crispin
Robert William Crispin

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 6th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Stephen Preston
Stephen J. Preston

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Vice President and Chief Accounting Officer of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 12th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Cheryl L. Price
Cheryl L. Price

POWER OF ATTORNEY
Pursuant to Item 601.(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:
As Director of ReliaStar Life Insurance Company of New York I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.
Registration Statement filed under the Securities Act of 1933:
2-76642	333-47527	333-75938
333-19123	333-52358

Registration Statements filed under the Investment Company Act of 1940:
811-03427	811-07935

I hereby ratify and confirm on this 7th day of February, 2003, my signature as it may be signed by my said attorneys to any such Registration Statement and any and all amendments thereto.

Signature/Title
/s/ Keith Gubbay, Head of Product and Financial Management
Keith Gubbay